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                                                                    EXHIBIT 23.5



                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Wachovia Corporation:

We consent to the use of our reports with respect to Central Fidelity National Bank and Central Fidelity Banks, Inc. incorporated herein by reference.


                                         KPMG LLP

Richmond, Virginia
June 23, 1999

                                     II-18